UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       July 12, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

(1)                                  On July 12, 2005, the Registrant issued a press release announcing that it had accepted notes tendered pursuant to its offer to purchase all of its outstanding 2½ % convertible subordinated notes due December 2006.  As of the expiration date of the tender offer, $511,743,000 principal amount of the notes, representing approximately 98% of the notes outstanding, had been validly tendered and not withdrawn pursuant to the tender offer.  The Registrant hereby incorporates by reference the press release dated July 12, 2005, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

(2)                                  On July 18, 2005 (the “Closing Date”), the Registrant completed its previously announced acquisition (the “Acquisition”) of all assets related to TRISENOX® (arsenic trioxide) injection from Cell Therapeutics, Inc. (“CTI”) and CTI Technologies, Inc., a wholly owned subsidiary of CTI (“CTIT,” and together with CTI, the “Sellers”).  The Acquisition was accomplished pursuant to an Acquisition Agreement dated as of June 10, 2005 (the “Agreement”) among the Registrant, CTI and CTIT.  Pursuant to the Agreement, Cephalon acquired all assets related to TRISENOX® (arsenic trioxide) injection for approximately $70 million cash.  The Agreement provides for future cash payments to the Sellers, totaling up to $100 million, upon the achievement of certain label expansions and sales milestones.  The purchase price of the Acquisition was funded from existing cash on hand.

There are no material relationships between Sellers and the Registrant or any of the Registrant’s affiliates, directors or officers (or any associate of any such director or officer), other than by virtue of the Agreement.   The Registrant hereby incorporates by reference the press release dated June 19, 2005, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

None

(b)	Pro forma Financial Information.

None

(c)	Exhibits.

	Exhibit No.	Description of Document

	99.1	Press Release dated July 12, 2005 – Cephalon, Inc. Accepts Notes Tendered Pursuant to Offer for 2-1/2 Percent Convertible Subordinated Notes Due December 2006.

	99.2	Press Release dated July 19, 2005 – Cephalon, Inc. Completes Acquisition of TRISENOX® From Cell Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: July 21, 2005	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 12, 2005 – Cephalon, Inc. Accepts Notes Tendered Pursuant to Offer for 2-1/2 Percent Convertible Subordinated Notes Due December 2006.

99.2	Press Release dated July 19, 2005 – Cephalon, Inc. Completes Acquisition of TRISENOX® From Cell Therapeutics, Inc.